                                                                  EXHIBIT 10.7
                           [CHEMICAL BANK LETTERHEAD]

Date:           February 5, 1992

To:             Fuel Resources Inc.

Attention:      Marvin Steakley

Re:     Commodity Swap Transaction (Our Reference No. 29321)

Gentlemen:

        The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction entered into between us on the Trade Date referred to below. It constitutes a "Confirmation" as referred to in the ISDA (defined below) Interest Rate and Currency Exchange Agreement to be entered into between us dated as of February 3, 1992 (the "Agreement"), and will supplement, form a part of, and be subject to the Agreement.

        The definitions and provisions contained in the 1991 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions in this Confirmation, this Confirmation will govern.

        All provisions contained or incorporated by reference in the Agreement shall govern this Confirmation except as expressly modified below. In addition, until the Agreement is executed, this Confirmation itself evidences a complete binding agreement between you and us as to the terms and conditions of the Swap Transaction to which this Confirmation relates. Each party represents to the other that it is authorized to enter into the Swap Transaction contemplated by this Confirmation. Each party further agrees that this swap contract is a financial contract, and that no physical receipt or delivery of Natural Gas is contemplated.

        The terms of the Swap Transaction to which this Confirmation relates are as follows:

        Party A:         Chemical Bank

        Party B:         Fuel Resources Inc.

Trade Date:             February 4, 1992

Effective Date:         December 1, 1992

Termination Date:       December 31, 1997

Natural Gas
Notional Principal:     See Exhibit A for
                        Amortization Amounts.

Fixed Price Payer:      Party A

Fixed Price:            $1.53 per MMBtu

Floating Price Payer:   Party B

Floating Price:         Arithmetic average (mean) of the settlement prices,
                        during the last three scheduled trading days, of the applicable spot (i.e. first nearby) New York
                        Mercantile Exchange Natural Gas Contract (see Exhibit A for details).

Amortization Periods:   Monthly (see Exhibit A for exact dates).

Settlement Amounts:     At the beginning of each Amortization Period (see
                        Exhibit A), the Calculation Agent shall determine the difference between the Floating Price and the Fixed
                        Price and

                        (A) If the Fixed Price exceeds the Floating Price, then Party A will pay Party B this difference, times the applicable Amortization Amount; or

                        (B) If the Floating Price exceeds the Fixed Price, then Party B will pay Party A this difference, times the applicable Amortization Amount.

Payment Dates:          Three Business Days after the beginning of the
                        Amortization Period.

Payment Basis:          Net payment for all Payment Dates in U.S. Dollars.

Business Days:          New York

        Calculation Agent:              Party A

        Market Disruption
         Event: In the event that New York Mercantile Exchange Settlement prices are not available, then the floating price shall be the Natural Gas cash price (location: Henry Hubb), which represents the bid week price for the applicable Amortization Period, as published in "Inside F.E.R.C.'s Gas Market Report" (a McGraw-Hill publication), and the relevant payment date shall be adjusted accordingly.

        Early Termination
         (Unwind):                      Quotes will be provided on a best
                                        efforts basis.

        Credit Support
         Document:                      Guaranty as identified in the Agreement.

        Account Details

        Party A Payment
         Instructions:                  As Agent for Chemical Bank
                                        Manufacturers Hanover Trust Company
                                        Medium Term Swaps
                                        Attention: International Funds Control
                                        Account # 544-7-72797

        Party B Payment
         Instructions:                  Manufacturers Hanover Trust Company
                                        New York
                                        In favor of: Fuel Resources Inc.
                                        Account # 028053243

        Assignment:                     This Swap Transaction may not be
                                        assigned by either party without the
                                        prior written consent of the other
                                        party.

        Legal and Out-of-
         Pocket Expenses:               For each party's own account.


        Governing Law:                  The laws of the State of New York.

        Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by signing and returning the copy of this letter enclosed for that purpose.

        Chemical Bank is pleased to have concluded this transaction with you.

                                        Very truly yours,

                                        CHEMICAL BANK

                                        By: /s/ JEFFERY LARSEN
                                            --------------------------------
                                            Name: Jeffery Larsen
                                            Title: Managing Director

                                        By: /s/ [ILLEGIBLE]
                                            --------------------------------
                                            Name: [Illegible]
                                            Title: Vice President

Accepted and confirmed as
  of the date first written:

FUEL RESOURCES INC.

By: /s/ MARVIN L. STEAKLEY
    -----------------------------
    Name: Marvin L. Steakley
    Title: Vice President

                                  EXHIBIT A
                            AMORTIZATION SCHEDULE


APPLICABLE SPOT              AMORTIZATION PERIOD            AMORTIZATION AMOUNT
NYMEX CONTRACT               -------------------            -------------------
- ---------------
 January                      1/1/93 - 1/31/93                 795,000 MMBtu
 February                     2/1/93 - 2/28/93                 780,000 MMBtu
  March                       3/1/93 - 3/31/93                 765,000 MMBtu
  April                       4/1/93 - 4/30/93                 750,000 MMBtu
   May                        5/1/93 - 5/31/93                 735,000 MMBtu
   June                       6/1/93 - 6/30/93                 720,000 MMBtu
   July                       7/1/93 - 7/31/93                 705,000 MMBtu
  August                      8/1/93 - 8/31/93                 690,000 MMBtu
September                     9/1/93 - 9/30/93                 675,000 MMBtu
 October                     10/1/93 - 10/31/93                660,000 MMBtu
 November                    11/1/93 - 11/30/93                645,000 MMBtu
 December                    12/1/93 - 12/31/93                630,000 MMBtu
 January                      1/1/94 - 1/31/94                 570,000 MMBtu
 February                     2/1/94 - 2/28/94                 557,000 MMBtu
  March                       3/1/94 - 3/31/94                 544,000 MMBtu
  April                       4/1/94 - 4/30/94                 531,000 MMBtu
   May                        5/1/94 - 5/31/94                 518,000 MMBtu
   June                       6/1/94 - 6/30/94                 505,000 MMBtu
   July                       7/1/94 - 7/31/94                 492,000 MMBtu
  August                      8/1/94 - 8/31/94                 479,000 MMBtu
September                     9/1/94 - 9/30/94                 466,000 MMBtu
 October                     10/1/94 - 10/31/94                453,000 MMBtu
 November                    11/1/94 - 11/30/94                440,000 MMBtu
 December                    12/1/94 - 12/31/94                427,000 MMBtu
 January                      1/1/95 - 1/31/95                 426,000 MMBtu
 February                     2/1/95 - 2/28/95                 425,000 MMBtu
  March                       3/1/95 - 3/31/95                 424,000 MMBtu
  April                       4/1/95 - 4/30/95                 423,000 MMBtu
   May                        5/1/95 - 5/31/95                 422,000 MMBtu
   June                       6/1/95 - 6/30/95                 421,000 MMBtu


                                        Initials Only:

                                        Chemical              A.J.T.
                                                        ------------------
                                        Fuel Resources  /s/ M. L. STEAKLEY
                                                        ------------------

                                  EXHIBIT A
                            AMORTIZATION SCHEDULE
                                 (CONTINUED)


APPLICABLE SPOT              AMORTIZATION PERIOD            AMORTIZATION AMOUNT
NYMEX CONTRACT               -------------------            -------------------
- ---------------
   July                       7/1/95 - 7/31/95                 420,000 MMBtu
  August                      8/1/95 - 8/31/95                 419,000 MMBtu
September                     9/1/95 - 9/30/95                 418,000 MMBtu
 October                     10/1/95 - 10/31/95                417,000 MMBtu
 November                    11/1/95 - 11/30/95                416,000 MMBtu
 December                    12/1/95 - 12/31/95                415,000 MMBtu
 January                      1/1/96 - 1/31/96                 360,000 MMBtu
 February                     2/1/96 - 2/28/96                 347,000 MMBtu
  March                       3/1/96 - 3/31/96                 334,000 MMBtu
  April                       4/1/96 - 4/30/96                 321,000 MMBtu
   May                        5/1/96 - 5/31/96                 308,000 MMBtu
   June                       6/1/96 - 6/30/96                 295,000 MMBtu
   July                       7/1/96 - 7/31/96                 282,000 MMBtu
  August                      8/1/96 - 8/31/96                 269,000 MMBtu
September                     9/1/96 - 9/30/96                 256,000 MMBtu
 October                     10/1/96 - 10/31/96                243,000 MMBtu
 November                    11/1/96 - 11/30/96                230,000 MMBtu
 December                    12/1/96 - 12/31/96                217,000 MMBtu
 January                      1/1/97 - 1/31/97                 215,000 MMBtu
 February                     2/1/97 - 2/28/97                 213,000 MMBtu
  March                       3/1/97 - 3/31/97                 211,000 MMBtu
  April                       4/1/97 - 4/30/97                 209,000 MMBtu
   May                        5/1/97 - 5/31/97                 207,000 MMBtu
   June                       6/1/97 - 6/30/97                 205,000 MMBtu
   July                       7/1/97 - 7/31/97                 203,000 MMBtu
  August                      8/1/97 - 8/31/97                 201,000 MMBtu
September                     9/1/97 - 9/30/97                 199,000 MMBtu


                                        Initials Only:

                                        Chemical              A.J.T.
                                                        ------------------
                                        Fuel Resources  /s/ M.L. STEAKLEY
                                                        ------------------

October                          10/1/97 - 10/31/97               197,000 MMBtu
November                         11/1/97 - 11/30/97               195,000 MMBtu
December                         12/1/97 - 12/31/97               193,000 MMBtu

                                                         Total 25,488,000 MMBtu
                                                         ----------------------



CHEMICAL BANK


By:    [ILLEGIBLE]
   ------------------------------
   Name: [ILLEGIBLE]
   Title: VICE PRESIDENT

Accepted and confirmed
as of the date first written:

FUEL RESOURCES INC.

By:/s/ MARVIN L. STEAKLEY
   ------------------------------
   Name: MARVIN L. STEAKLEY
   Title: VICE PRESIDENT